SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

Optimum Fund Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Optimum Large Cap Value Fund	Optimum International Fund
Optimum Small-Mid Cap Growth Fund	Optimum Fixed Income Fund

100 Independence
610 Market Street
Philadelphia, PA 19106

[Proxy Date], 2025
Dear Shareholder:
I am writing to let you know that a joint special meeting of the shareholders of each fund listed above (each a “Fund” and collectively, the “Funds”), each of which is a separate series of Optimum Fund Trust (the “Trust”) will be held via live webstream on September 10, 2025 at 1:00 p.m. ET (the “Meeting”).  You are receiving this letter because you were a shareholder of record of at least one Fund as of [Record Date], 2025 (the “Record Date”).  As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s).  This package contains information about the proposal and the materials to use when voting by mail, telephone or through the Internet.
The purpose of the Meeting is to approve a matter important to your Fund relating to the proposed acquisition by Nomura Holding America Inc. (“Nomura”) of the equity interests in the US and European public investments business of Macquarie Asset Management (the “MAM Business”), including the Fund’s investment adviser, Delaware Management Company (“DMC”), which is a series of Macquarie Investment Management Business Trust.  On April 21, 2025, Nomura and Macquarie Group Limited (“Macquarie”) announced that they had entered into a purchase agreement whereby Nomura will acquire the MAM Business (the “Transaction”).  The Transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals.  Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close on or about October [31], 2025 (the “Closing”) with respect to Macquarie’s US public investments business with the possibility of a later closing for Macquarie’s European public investments business. Upon the Closing of the Transaction, each Fund’s investment advisory agreement and any sub-advisory agreements will automatically terminate in accordance with their terms and applicable regulations. The Transaction is structured as a “carve-out” such that other than described in this Joint Proxy Statement for the Optimum Fixed Income Fund, all of the current MAM Business portfolio management personnel to the Funds, as well as MAM Business personnel who provide services to the Funds, are expected to continue in those roles following Closing.
In order to help ensure that each Fund’s investment program continues uninterrupted upon the Closing, I am asking for your vote at the Meeting on the following proposal affecting the Funds, as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:

•	For each Fund: To approve a new investment advisory agreement for the Funds.

The Board of Trustees of the Trust has approved and unanimously recommends that you vote FOR the proposal.

Detailed information about the proposal is contained in the enclosed materials. The proposal will not result in changes to any Fund’s contractual management fee rate or investment objective, strategy, risks or restrictions and DMC will continue to serve as the Funds’ investment adviser. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting virtually can do so. If you were a record holder of Fund shares as of the Record Date, please send an email to the proxy solicitor, EQ Fund Solutions (“EQ”), at attendameeting@equiniti.com no later than 1:00 p.m. ET on September 9, 2025. Please include the Fund’s name in the subject line and provide your name and address in the body of the email. EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ, at attendameeting@equiniti.com  no later than September 9, 2025 at 1:00 p.m ET. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, and hold shares through an intermediary, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com  and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at (800) 714-3312. For technical assistance during the Meeting, please call EQ at (800) 714-3312.

Whether or not you plan to attend the Meeting virtually, your vote is needed.

Attendance at the Meeting will be limited to shareholders of the Funds as of the close of business on the Record Date. If you held shares as of the Record Date, you are entitled to receive notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card by visiting the Internet website listed on the enclosed proxy card, or by attending the Meeting via webstream and voting at the Meeting. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, EQ, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposal or how to vote, you may call EQ at (800) 714-3312 and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,
[insert signature]
Chief Executive Officer of the Trust

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement are available at https://vote.proxyonline.com/macquarie/docs/optimum2025.pdf.

OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Optimum Large Cap Value Fund	Optimum International Fund
Optimum Small-Mid Cap Growth Fund	Optimum Fixed Income Fund

100 Independence
610 Market Street
Philadelphia, PA 19106

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a joint special meeting of the shareholders of each fund listed above (each a “Fund” and collectively, the “Funds”), each of which is a separate series of Optimum Fund Trust (the “Trust”) will be held via live webstream on September 10, 2025 at 1:00 p.m. ET (the “Meeting”).  At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business that may properly come before the Meeting or any adjournment or postponement thereof:

Shareholders Entitled to Vote
Meeting Proposal To approve a new investment advisory agreement for the Funds (the “New Investment Advisory Agreement Proposal”).	All shareholders of each Fund, voting separately

The Board of Trustees of the Trust (the “Board”) has approved and unanimously recommends that you vote FOR the New Investment Advisory Agreement Proposal.

Please read the joint proxy statement carefully for information concerning the Proposal. The enclosed materials contain the Notice of Joint Special Meeting of Shareholders (the “Notice”), joint proxy statement and proxy card(s)[/voting instruction form(s)]. A proxy card[/voting instruction form] is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to a Fund. If you complete, sign and return the proxy card[/voting instruction form], we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card[/voting instruction form], but do not specify a vote, your proxy will be voted FOR the Proposal.

Shareholders of record of a Fund at the close of business on [Record Date] are entitled to receive notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at the Meeting. You may vote by telephone,

Internet or by completing the enclosed proxy card(s)[/voting instruction form(s)] and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Meeting via live webstream.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING VIA LIVE WEBSTREAM, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD[/VOTING INSTRUCTION FORM].

If you attend the Meeting via live webstream and wish to vote at that time, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting via live webstream, however, will not revoke a previously given proxy.

Any shareholder wishing to participate in the Meeting virtually can do so. If you were a record holder of Fund shares as of the Record Date, please send an email to the proxy solicitor, EQ, at attendameeting@equiniti.com  no later than 1:00pm ET on September 9, 2025. Please include the Fund’s name in the subject line and provide your name and address in the body of the email. EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com  no later than 1:00pm ET on September 9, 2025 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at (800) 714-3312 and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at (800) 714-3312. For technical assistance during the Meeting, please contact EQ at attendameeting@equiniti.com  or call (800) 714-3312.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SEND IN THE PROXY CARD[/VOTING INSTRUCTION FORM], OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting.  This Notice and the joint proxy statement are available on the internet at https://vote.proxyonline.com/macquarie/docs/optimum2025.pdf. On this webpage, you will be able to access the Notice, the joint proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees of the Trust
[signature]
Chief Executive Officer of the Trust [Proxy Date]

JOINT PROXY STATEMENT

For the
OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Optimum Large Cap Value Fund	Optimum International Fund
Optimum Small-Mid Cap Growth Fund	Optimum Fixed Income Fund

100 Independence
610 Market Street
Philadelphia, PA 19106

JOINT PROXY STATEMENT
FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 10, 2025

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of each fund listed above (each a “Fund” and collectively, the “Funds”), each of which is a separate series of Optimum Fund Trust (the “Trust”), for use at the joint special meeting of shareholders to be held via live webstream on September 10, 2025 at 1:00 p.m., ET (together with any adjournment, the “Meeting”).
This Joint Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of the Joint Special Meeting of Shareholders. Much of the information in this Joint Proxy Statement is required under rules of the US Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number (800) 714-3312. This Joint Proxy Statement, the Notice of Joint Special Meeting of Shareholders and related proxy card(s)[/voting instruction form(s)] will be mailed to shareholders of the Funds beginning on or about [Proxy Date], 2025.

Proposal/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders to consider and vote on the following proposal (the “Proposal”), which is described more fully below:

Shareholders Entitled to Vote
Meeting Proposal To approve a new investment advisory agreement for the Funds (the “New Investment Advisory Agreement Proposal”).	All shareholders of each Fund, voting separately

The Board has unanimously approved and recommends that you vote FOR the New Investment Advisory Agreement Proposal.

Shareholders of record of the Funds as of the close of business on [Record Date] (the “Record Date”) are entitled to attend and to vote at the Meeting.  As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting is set forth on Appendix A.  Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

The Meeting will be conducted exclusively via live webstream. Instructions on how to vote whether you expect to attend the Meeting or not are provided under the section “VOTING PROCEDURES -How do I vote?” section of this Joint Proxy Statement.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S)[/VOTING INSTRUCTION FORM(S)]. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD[/VOTING INSTRUCTION FORM].

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL
Below is a brief overview of the matters to be voted on at the Meeting. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.
OVERVIEW

What is the Transaction and why am I being asked to vote?

On April 21, 2025, Nomura Holding America Inc. (together with its parent company, Nomura Holdings, Inc., hereinafter referred to as “Nomura”) and Macquarie Group Limited (“Macquarie”) announced that they had entered into a definitive stock purchase agreement (the “Purchase Agreement”) pursuant to which Nomura agreed to acquire the equity interests of Macquarie’s US and European public investments business (collectively, the “MAM Business”), which includes Delaware Management Company, the Funds’ investment adviser (“DMC”), for approximately $1.8 billion, subject to certain adjustments (the “Transaction”).
Nomura is a global financial services group with an integrated global network. By connecting markets East and West, Nomura services the needs of individuals, institutions, corporations and governments through four business divisions: Wealth Management, Investment Management, Wholesale (Global Markets and Investment Banking) and Banking.  Founded in 1925, the firm is built on a tradition of disciplined entrepreneurship, serving clients with creative solutions and considered thought leadership. Nomura established its first US office in New York in 1927.
The Transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals.  Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close (the “Closing”) on or about October 31, 2025 (the “Closing Date”). Due to the timing of regulatory and other required approvals, however, the sale of Macquarie’s US public investments business may close before the sale of Macquarie’s European public investments business that includes one of Optimum Fixed Income Fund’s current sub-advisers, Macquarie Investment Management Austria Kapitalange AG (“MIMAK”) (“Split Closing”).1 References herein to the Closing shall include a Split Closing, as applicable. A Split Closing, if it occurs, will not affect the day-to-day management of the Funds.
Upon the Closing, the Funds’ investment advisory agreement and their sub-advisory agreements will automatically terminate in accordance with their terms and applicable regulations. Pursuant to Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the

1 DMC’s other affiliated European sub-adviser, Macquarie Investment Management Europe Limited (“MIMEL”), is not part of the sale.

Transaction, which is set to occur on the Closing Date, whereby DMC will be acquired by Nomura will constitute a Change of Control Event for DMC, resulting in the automatic termination of the Funds’ existing investment advisory agreement with DMC (the “Current Investment Advisory Agreement”). The termination of the Current Investment Advisory Agreement will, in turn, result in the automatic termination of the sub-advisory agreements entered into by DMC with respect to the Funds. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that DMC will continue to serve as the Funds’ investment adviser after the Closing, the proposed new investment advisory agreement must be approved by each Fund’s shareholders (the “New Investment Advisory Agreement”).
As a result, in connection with the Transaction, it is proposed that Fund shareholders reapprove DMC as their investment adviser pursuant to the New Investment Advisory Agreement effective as of the Closing. Except for the effective date and two-year initial term, the terms of the New Investment Advisory Agreement will be identical to the Current Investment Advisory Agreement. In addition, under the New Investment Advisory Agreement, DMC will, among other things, continue to have the ability to hire and terminate sub-advisers under its manager-of-managers exemptive order without shareholder approval. As a result, the new sub-advisory agreements (the “New Sub-Advisory Agreements”) needed to replace the Funds’ existing sub-advisory agreements that will be automatically terminated by the Change of Control Event for DMC will only need to be approved by the Funds’ Board; no shareholder approval will be required.
How will I as a Fund shareholder be affected by the Transaction?

Your investment in a Fund will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. The Funds’ investment objectives, policies and strategies will not change. In addition, DMC will continue to serve as investment adviser to the Funds and the Sub-Advisers will continue to sub-advise their respective sleeves of the Funds. The portfolio managers for your Fund(s) are expected to continue in those roles following the Closing, albeit the MAM Business employees who manage the DMC sleeve of the Optimum Fixed Income Fund will become Nomura employees.  In addition, for the Optimum Fixed Income Fund, certain investment professionals who provide services related to the Fund’s use of the Macquarie global fixed income investment platform and who are employees of a current Macquarie affiliated sub-adviser will remain Macquarie employees after the Closing and will no longer support the Fund while others will ultimately continue to provide these same investment services after the Closing as Nomura employees through participating affiliate arrangements. The anticipated changes for the DMC sleeve of the Optimum Fixed Income Fund with respect to the use of current Macquarie affiliated sub-advisers are described in more detail below. There are not any plans to make significant changes to your Fund(s) as a result of this Transaction.

Is my Fund paying for the Transaction or this proxy solicitation?

No. The Funds will not bear any portion of the costs associated with the Transaction. All costs associated with this Joint Proxy Statement and the Meeting, including any such costs, fees and expenses in connection with the preparation, filing, printing and mailing of notices, proxy solicitation materials and other communication (including the costs, fees and expenses of any proxy solicitors) will be borne by Macquarie and Nomura.

Will the Transaction be completed if the Proposal is not approved?

Provided all other conditions of the Transaction are met as described herein, the Closing may take place even if shareholders of a Fund do not approve the Proposal.  If this should happen, the Board of such Fund would consider what additional actions to take, which could include continuing to solicit approval of the Proposal. In addition, the Board approved interim investment advisory and sub-advisory agreements to permit continuity of management while solicitation continues.  The terms of the interim investment advisory and sub-advisory agreements are identical to those of the corresponding current investment advisory and sub-advisory agreements except for their date, duration and escrow provisions required by applicable law.

Will the Proposal be implemented if the Transaction is not consummated?

No.  If the Transaction is not consummated, the Proposal will not be implemented, even if the Proposal is approved by Fund shareholders.  This means that if the Transaction is not consummated, the New Investment Advisory Agreement will not take effect for any Fund.

Will the Proposal be implemented before the Closing of the Transaction?

No.  If approved by shareholders, the Proposal will be implemented as of the Closing of the Transaction.

How does the Board recommend that shareholders of each Fund vote on the Proposal?
The Board unanimously approved and recommends that you vote FOR the Proposal to approve the New Investment Advisory Agreement.
Why am I being asked to approve the New Investment Advisory Agreement?
Upon the Closing of the Transaction, the Funds’ Current Investment Advisory Agreement with DMC and the Funds’ current investment sub-advisory agreements with their sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) will automatically terminate in accordance with their terms and applicable regulations, as discussed above. To preserve continuity of investment advisory services to your Fund, your Fund’s Board has recommended that you approve the proposed New Investment Advisory Agreement between your Fund(s) and DMC.
DMC in turn has recommended, and the Board has approved, the reappointment of each Fund’s Sub-Advisers, other than Macquarie Investment Management Global Limited (“MIMGL”), under the manager-of-managers exemptive order that the Funds and DMC have previously received. The Board also has approved the reappointment of MIMAK and MIMEL as sub-advisers for the Optimum Fixed Income Fund in the event of a Split Close.  Under the Funds’ manager of managers exemptive relief, however, shareholder approval of these New Sub-Advisory Agreements is not required. In addition, the Board has approved the use of participating affiliate arrangements for certain non-US portfolio management personnel who currently provide services to the Optimum Fixed Income Fund through DMC’s current non-US asset management affiliates, MIMEL and MIMAK, and who are expected to continue to provide those services as Nomura employees after the sale of the European public investments business to Nomura closes. The reappointment of a Sub-Adviser or the use of a participating affiliate arrangement is subject to shareholder approval of the Funds’ New Investment Advisory Agreement. These agreements and arrangements are described in more detail below.
A discussion of the proposed New Investment Advisory Agreement is contained in the New Investment Advisory Agreement Proposal section of the Proxy Statement, and the form of the proposed New Investment Advisory Agreement is attached hereto as Appendix B.
Will the contractual management fee rates increase for my Fund(s)?
No. The advisory fee schedule under the proposed New Investment Advisory Agreement with DMC is the same as the advisory fee schedule under the Current Investment Advisory Agreement with DMC.
Will the proposed New Investment Advisory Agreement result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund(s)?
No. The proposed New Investment Advisory Agreement will not result in any changes to any Fund’s investment objective(s) or investment strategy because of the Transaction. Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing. The investment personnel from the Sub-Advisers, other than MIMGL with respect to the Optimum Fixed Income Fund, that are currently sub-advising the Funds will also continue to provide investment services, whether through a New Sub-Advisory Agreement or pursuant to a participating affiliate arrangement.  The applicable Sub-Advisers will also continue to manage their respective sleeves of the Funds pursuant to the New Sub-Advisory Agreements with DMC that are substantially similar to those currently in place with DMC.
How does the proposed New Investment Advisory Agreement with DMC differ from the Current Investment Advisory Agreement with DMC?
As described in the New Investment Advisory Agreement Proposal section of the Proxy Statement, the proposed New Investment Advisory Agreement with DMC for the Funds is identical to the Funds’ Current Investment Advisory Agreement with DMC, except for its effective date and two-year initial term. The services that the Funds will receive under the New Investment Advisory Agreement are expected to be the same as those provided under the Current Investment Advisory Agreement. Please see the New Investment Advisory Agreement Proposal for a comparison of the proposed New Investment Advisory Agreement and the Current Investment Advisory Agreement.
What will happen if shareholders of my Fund(s) do not approve the proposed New Investment Advisory Agreement before consummation of the Transaction?
Your Fund’s portfolio managers will manage your Fund under an interim investment advisory agreement, but DMC must place its compensation for advisory services during this interim period in escrow, while shareholder approval of the New Investment Advisory Agreement is pending.

Additionally, each Sub-Adviser, other MIMGL, will continue to manage its respective sleeve of your Fund under an interim sub-advisory agreement. The interim advisory and sub-advisory agreements are identical to the current advisory and sub-advisory agreements, except for the date, term and escrow provisions required by applicable regulations. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory and sub-advisory agreements may not exceed 150 days from the Closing Date. If the term of the Funds’ interim investment advisory agreement and sub-advisory agreements expires before Fund shareholders approve the New Investment Advisory Agreement or such agreements are otherwise terminated, the Board will consider what further action is in the best interests of the Funds and their shareholders, including resubmitting the New Investment Advisory Agreement to shareholders for approval.

VOTING PROCEDURES
Why did you send me this booklet?
You are receiving this communication because you were a shareholder of one or more Funds as of the close of business on [RECORD DATE] (the “Record Date”).  This communication includes this Joint Proxy Statement. It provides you with information you should review before providing voting instructions on the Proposal.  The words “you” and “shareholder” are used in this Joint Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board has sent a Joint Proxy Statement to you and all other shareholders of record who have a beneficial interest in a Fund as of the Record Date. The Board is soliciting your vote for the Proposal discussed herein.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Shareholders of the Funds on the Record Date will be entitled to one vote for each share (and a proportional fractional vote for each fraction of a share held.)

How do I vote?

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of the Record Date, please email EQ, at attendameeting@equiniti.com  no later than 1:00pm ET on September 9, 2025 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. EQ will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com  no later than 1:00 p.m. ET on September 9, 2025 to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at the phone number provided above.

If you do not expect to be present at the Meeting via live webstream and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s)[/voting instruction form(s)]. If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy card(s)[/voting instruction form(s)] with respect to the Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via webstream and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via live webstream and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via live webstream and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via live webstream does not, in itself, revoke a proxy.

How can I obtain more information about the Funds?

You may speak to a representative of EQ, who can assist you with any questions, by calling
(800) 714-3312.
To receive a free copy of the annual or semiannual reports, or other information such as the Funds' financial statements, or if you have any questions about investing in the Funds, please contact your participating securities dealer or other financial intermediary. If you hold Fund shares directly with the Funds' service agent, call toll-free 800 914-0278. The Funds’ shareholder reports and financial statements are also available, free of charge, through the Funds' website (optimummutualfunds.com/lit).]

PROPOSAL

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUNDS
(“NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL”)

Introduction

The Current Investment Advisory Agreement between the Trust, on behalf of the Funds, and DMC will automatically terminate upon the Closing of the Transaction. It is proposed that DMC will continue to serve as the investment adviser to the Funds after the Closing of the Transaction. To ensure that advisory services can continue uninterrupted following the termination of the Current Investment Advisory Agreement, the Board, including its current trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), has approved a proposed New Investment Advisory Agreement for the Funds, to become effective upon the Closing, subject to shareholder approval. If the New Investment Advisory Agreement is approved by Fund shareholders, DMC will continue to manage the Funds effective upon the Closing. In the event shareholders of one or more Funds do not approve the New Investment Advisory Agreement by the Closing, DMC will serve as investment adviser of each such Fund pursuant to an interim investment advisory agreement but the advisory fees for its services during this interim period will be placed in escrow, while shareholder approval of the New Investment Advisory Agreement is pending. An interim investment advisory agreement will have substantially the same terms as the terms of the Current Investment Advisory Agreement, except for their date, duration and escrow provisions, which are required by the 1940 Act. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory and sub-advisory agreements may not exceed 150 days from the Closing Date. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

Pursuant to Section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction, which is set to occur on the Closing Date, whereby DMC will be acquired by Nomura, will constitute a Change of Control Event for DMC, resulting in the automatic termination of the Current Investment Advisory Agreement between DMC and the Trust, on behalf of the Funds. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that DMC will continue to serve as the Funds’ investment adviser after the Closing, the proposed New Investment Advisory Agreement must be approved by each Fund’s shareholders. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

DMC and the Trust are unaware of any Trustee having any material interest, direct or indirect, in the Transaction, except that John Leonard, who is an interested Trustee and Chief Executive

Officer of the Trust, is deemed to have such an interest because of his positions at DMC and its affiliates.

Section 15(f) of the 1940 Act

Nomura has made certain covenants in connection with the Transaction regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied. The first condition requires that no “unfair burden” be imposed on the investment company or companies as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated by the Transaction. Nomura has agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing of the Transaction, any “unfair burden” on the Funds.

The second condition requires that, during the three-year period immediately following the Closing of such Transaction, at least 75% of an investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The Board currently satisfies such 75% requirement. Nomura has agreed with DMC to use its commercially reasonable efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

The Current Investment Advisory Agreement

DMC serves as the investment adviser to the Funds and is an SEC registered investment adviser. As of [June 30], 2025, DMC had approximately $[xxx] billion in total assets under management. DMC’s principal office is located at 100 Independence, 610 Market Street, Philadelphia, PA  19106. DMC provides investment management services to the Funds under the Current Investment Advisory Agreement. At a meeting held on September 18-19, 2024, the Board, including all of its Independent Trustees, approved the renewal of the Current Investment Advisory Agreement for the current one-year period.

The Proposed New Investment Advisory Agreement

It is proposed that DMC continue to provide investment management services to the Funds pursuant to the proposed New Investment Advisory Agreement. The terms of the proposed New Investment Advisory Agreement and the Current Investment Advisory Agreement (collectively, the “Advisory Agreements”) are identical other than their effective date and duration. The proposed New Investment Advisory Agreement does not change any Fund’s contractual advisory fee rate. The comparison below is qualified in its entirety by the Current Investment Advisory Agreement and the form of New Investment Advisory Agreement in Appendix B, which other than noted above, is identical to the Current Advisory Agreement. Key provisions of the Current and proposed New Investment Advisory Agreements are described below:

Fees. There would be no change in the fee schedule used to determine the gross investment advisory fees payable to DMC under the proposed New Investment Advisory Agreement. Appendix A discloses the rate of compensation of DMC under the Current and proposed New Investment Advisory Agreements. Under the Advisory Agreements, DMC’s advisory fees are computed each day based on the average daily net asset value for each Fund at the annual rate listed in the Advisory Agreements and paid to DMC monthly as outlined in Appendix A.

Investment Advisory Services. The proposed New Investment Advisory Agreement requires DMC to provide the same services to the Funds as it does under the Current Investment Advisory Agreement. The Advisory Agreements provide that DMC agrees to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Board and officers of the Funds and consistent with the provisions of the Trust’s Agreement and Declaration of Trust and the investment policies adopted and declared by the Board.

Sub-advisers. The Advisory Agreements provide that DMC may, at its expense, select and contract with one or more sub-advisers registered under the Investment Advisers Act of 1940, as amended to perform some of the services for the Funds for which DMC is responsible or as DMC may otherwise determine to be necessary or appropriate to seek to implement a Fund’s investment objectives, policies, and restrictions as provided in the currently in effect Prospectus and Statement of Additional Information and such other limitations as the Fund may impose by notice in writing to the sub-adviser.  The sub-advisers are subject to the supervision and control of DMC and approval of the Board, including a majority of the Independent Trustees, and the approval of the applicable Fund’s shareholders, if required,2 and must act in accordance with applicable laws and regulations in force from time to time. DMC will compensate any sub-adviser for its services to a Fund. DMC will evaluate and select the Sub-Advisers and will make recommendations to the Board about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance. DMC may also terminate the services of any Sub-Adviser at any time. Notwithstanding any delegation under the Advisory Agreements, DMC will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any sub-adviser and will supervise each sub-adviser in its duties for the applicable Fund.

Best Execution. Under the Advisory Agreements, DMC’s placement of orders for the purchase and sale of portfolio securities and other instruments with brokers or dealers is subject to DMC’s seeking best execution of a Fund’s portfolio transactions.

Soft Dollars. Under the Advisory Agreements, DMC may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have

2  Generally, shareholder approval of sub-advisory agreements will not be required due to the manager-of-managers exemptive relief the Funds and DMC have previously received.

charged for effecting that transaction, in such instances where DMC has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or DMC’s overall responsibilities with respect to the Trust and to other clients for which they exercise investment discretion.

Other Business. The Advisory Agreements provide that the services of DMC are not exclusive to the Funds and that DMC and its affiliates may render services to others.

Payment of Expenses. The Advisory Agreements have provisions addressing allocation of expenses; the Advisory Agreements provide that each Fund is responsible for its own expenses and provide specific examples of such expenses.

Fund Administration Services. DMC and Nomura have advised the Board that they anticipate and intend that the nature and level of administrative services provided to the Funds under their Current Investment Advisory Agreement, in combination with any administrative services agreements, will not be diminished because of the Transaction or the implementation of the New Investment Advisory Agreement. In addition, any fees for administrative services, whether payable under the Current Investment Advisory Agreement or a separate administrative agreement, will not increase as a direct result of the Transaction or the New Investment Advisory Agreement.

Indemnification/limitation on liability. The provisions governing indemnification and limitation of liability in the Advisory Agreements are the same. Except as may otherwise be provided by the 1940 Act, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties to the Trust, DMC shall not be subject to liability to the Trust or to any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

Term and Continuance. If approved by shareholders of a Fund, the proposed New Investment Advisory Agreement will continue in effect for an initial period of two years from the date of implementation, whereas the Current Investment Advisory Agreement has a one-year term. The Advisory Agreements have the same provisions for renewal and may be renewed provided that renewal and continuance are specifically approved at least annually in accordance with the 1940 Act.

Termination. The Advisory Agreements have the same termination provisions, providing that an Advisory Agreement may be terminated at any time, without the payment of any penalty, by a Fund upon giving sixty (60) days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of a Fund. The Advisory Agreements further provide that DMC may terminate an Advisory Agreement with respect to each Fund at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust.

Assignment. As required by the 1940 Act, each of the Current Investment Advisory Agreement and proposed New Investment Advisory Agreement will immediately terminate in the event of their “assignment” (as defined in the 1940 Act).

Additional Information. The Current Investment Advisory Agreement was last approved for continuance by the Board at a meeting held on September 18-19, 2024. The Current Investment Advisory Agreement was last approved by the shareholders of each of the Funds on November 12, 2009, due to a change of control of DMC.A discussion of the basis for the Board’s approval of the Current Investment Advisory Agreement is available in the Funds’ shareholder report for the period in which the renewals were approved.

Portfolio Management Continuity at Closing

Following the Transaction, DMC will continue to oversee the activities of the Funds’ investment teams. The investment teams will also include investment personnel from the Sub-Advisers that are currently sub-advising the Funds, whether through New Sub-Advisory Agreements or pursuant to a participating affiliate arrangement with the current sub-adviser or a Nomura affiliate (as described further below). The DMC employees who provide operational support to the Funds and the DMC investment professionals who currently manage the Funds are expected to continue to manage the Funds after the Closing. There may be certain portfolio management changes made in the ordinary course of business prior to or after the Closing Date.

Sub-Advisory/Portfolio Management Arrangements

The Funds currently use Sub-Advisers to manage the Funds. The current sub-advisory agreements for the existing Sub-Adviser will also terminate upon the Closing under applicable regulations. As a result, at its June 18, 2025 in-person special meeting (the “June 2025 Meeting”), the Board, including its Independent Trustees, considered and unanimously approved New Sub-Advisory Agreements between DMC and the Sub-Advisers (other than MIMGL) who will continue to provide sub-advisory services to the Funds after the Closing or Split Closing, as applicable, all contingent upon shareholder approval of the proposed New Investment Advisory Agreement. For the Optimum Fixed Income Fund, the New Sub-Advisory Agreements for MIMAK and MIMEL will only be used in the event of, and until the completion of, a Split Closing. Shareholder approval is not required for the New Sub-Advisory Agreements under the manager of managers exemptive relief that the Funds and DMC have previously received.

The Board also approved DMC’s use of participating affiliate arrangements with MIMAK and certain non-US Nomura asset management entities to provide continuity of portfolio management services for the Optimum Fixed Income Fund. Under these arrangements, non-US portfolio managers and certain other personnel who currently provide investment services to the Optimum Fixed Income Fund through a current non-US Macquarie asset manager (i.e., MIMAK and MIMEL) and who will become employees of non-US Nomura asset management entities after the Closing or Split Closing, as applicable, will be able to continue to provide those investment services after the such closing as “associated persons” of DMC under its compliance oversight. These arrangements are contingent upon shareholder approval of the proposed New Investment Advisory Agreement. The participating affiliate arrangements, however, do not require shareholder approval.

The New Sub-Advisory Agreements are substantially similar to the Funds’ current sub-advisory agreements. If shareholders of a Fund do not approve the New Investment Advisory Agreement Proposal prior to the Closing, the Fund’s Sub-Advisers will provide sub-advisory services to the Fund under interim sub-advisory agreements approved by the Board to permit continuity of management while solicitation of votes under this Joint Proxy Statement continues. The terms of the interim sub-advisory agreements are identical to those of the current agreements except for the effective date, duration and escrow provisions, which are required by the 1940 Act. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim sub-advisory agreements may not exceed 150 days from the Closing Date. There may be certain sub-advisory changes made in the ordinary course of business prior to or after the Closing Date, including the addition of new sub-advisers. Notifications about any applicable sub-advisory changes will take place in accordance with the Funds’ and DMC’s manager of managers exemptive relief.

Additional Information About DMC

The name and principal occupation of each executive officer of DMC is listed below. The address of each officer is 100 Independence, 610 Market Street, Philadelphia, PA 19106.

Officer	Position
Shawn K. Lytle	President/Executive Director
Michael F. Capuzzi	Senior Vice President/US Chief Operating Officer/Division Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director
David F. Connor	Senior Vice President/General Counsel
Marty Wolin	Senior Vice President/Chief Compliance Officer

Board Considerations in Approving the Proposed New Investment Advisory Agreement

At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the New Investment Advisory Agreement between the Trust, on behalf of its Funds, and DMC, a form of which is shown in Appendix B.  The Board also approved the New Sub-Advisory Agreements, as applicable, that will become effective after the Closing or Split Closing, as applicable, and interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreement and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Board also determined to recommend that Fund shareholders approve the New Investment Advisory Agreement. As part of their evaluation and recommendation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.

Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the automatic termination of the Current Investment Advisory Agreement under such agreement’s terms.  The

Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the New Investment Advisory Agreement with DMC and thereafter to submit the New Investment Advisory Agreement to the Funds’ shareholders for approval.

At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements.  The New Investment Advisory Agreement, however, is still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

Prior to or at the June 2025 Meeting, the Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel about the Transaction in executive sessions prior to and during the June 2025 Meeting and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.

At in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura's role with respect to DMC.

In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:

•
They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;

•	No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction;

•	There would not be any changes in the investment objectives or strategies of the Funds as a result of the Transaction;

•	Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and

•
Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees for a period of three years and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreement and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of the proposed New Investment Advisory Agreement, the Interim Advisory Agreements would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreement or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC's representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreement would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the New Investment Advisory Agreement (“Interim Period”). The Interim Investment Advisory Agreement may also be terminated on 10 days written notice by the Board, The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies, or, except as discussed below, portfolio management personnel and that each Sub-Adviser, other than the Macquarie affiliated Sub-Advisers, would continue to manage their respective sleeve of a Fund pursuant to a New Sub-Advisory Agreement that would be substantially similar to its Current Sub-Advisory Agreement. Certain Macquarie portfolio management personnel currently providing sub-advisory services to the Optimum Fixed Income Fund may continue to do so after the Closing pursuant to a participating affiliate arrangement as previously described. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval pursuant to the Funds’ manager of managers exemptive relief, and that management proposed that the Board approve the New Sub-Advisory Agreements.

In approving each of the Proposed Advisory Agreements, the Board, including a majority of the Independent Trustees, determined that the terms of each Proposed Advisory Agreement are fair and reasonable, and that the approval of such Proposed Advisory Agreements is in the best interests of the Funds and their shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreement and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreement and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Optimum Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the U.S. Securities and Exchange Commission in September 2024.  The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.

The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.

Based on the information provided by DMC and Nomura, including that Nomura and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third parties providing operational services to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the Proposed Advisory Agreements. Moreover, the Board concluded that the Funds may benefit from the expanded distribution resources that would become available to DMC following the Transaction. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, it gave particular weight to its review of investment performance in connection with the approval of the Current Investment Advisory Agreement at the Board meeting held in September 2024. At that meeting, the Board reviewed reports for each Fund prepared by

Broadridge Financial Solutions, Inc., an independent investment company data provider (Broadridge), which showed the Fund’s investment performance as of June 30, 2024 in comparison to a group of funds selected by Broadridge as being similar to the Fund (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 20% of funds in the Performance Universe made up the first quintile; the next 20% made up the second quintile; the next 20% made up the third quintile; the next 20% made up the fourth  quintile; and the poorest/worst performing 20% of funds in the Performance Universe made up the fifth quintile. Annualized investment performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods compared to that of the Performance Universe. In addition, the Board was provided with benchmark returns and gross performance returns for the Funds and each of their respective Sub-Advisers   for various calendar years and periods ended June 30, 2024. [During the September 2024 review process, the Board observed that the relative investment performance of the Optimum Funds (other than the Optimum Large Cap Growth Fund, Optimum Small-Mid Cap Value Fund, and Optimum Large Cap Value Fund) was satisfactory or trending in a positive direction as compared to the Funds’ prior performance. For Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Value Fund, the Board noted changes to the third-party Sub-Advisers and other steps taken by DMC to improve performance were encouraging. For the Optimum Large Cap Value Fund, while the Board was not satisfied with performance relative to its peers, the Board found, on an overall basis, performance to be acceptable given the relative performance to its benchmark].

At its June 2025 Meeting, the Board reviewed updated investment performance information for each of the Funds. The Board compared the performance of each Fund in the complex to that of its respective Performance Universe for the 1-, 3-, 5-, and 10-year periods ended April 30, 2025. As of April 30, 2025, four of the Funds (Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Large Cap Value Fund) had investment performance relative to that of the respective Performance Universe that was in the same performance quintile or a better quintile as compared to the corresponding relative investment performance for each Fund at June 30, 2024 for all applicable time periods (except for the 10-year performance quintile of Optimum Large Cap Growth Fund). The Optimum Small-Mid Cap Growth Fund had poorer relative investment performance at April 30, 2025 compared to its performance at June 30, 2024 for each time period, but the Fund still remained in the second best quintile for the 5-year period. At April 30, 2025, the Optimum Small-Mid Cap Value Fund had investment performance relative to that of its Performance Universe that was in the same performance quintile as compared to the corresponding relative investment performance at June 30, 2024 for three of the four applicable time periods and only  had poorer relative investment performance for the 3-year period at April 30, 2025 compared to that at June 30, 2024. The Board also noted that one of the Sub-Advisers for the Optimum Small-Mid Cap Value Fund has been replaced approximately one-year ago and acknowledged this step taken by DMC to seek to improve the Fund’s performance

The Board therefore concluded that the investment performance of the Funds on an aggregate basis had remained relatively stable since the Board reviewed the Funds’ performance at the September 2024 meeting. In addition, the Board noted that DMC had provided a presentation to the Board at the June 2025 Meeting regarding its review of the current Fund product lineup and evaluating whether enhancements could be made to the Funds to better position them moving forward. Based on this performance data and information provided by DMC and Nomura, the Board concluded that neither the Transaction, the New Investment Advisory Agreement nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Board found to be acceptable along with the steps recently taken by DMC or being evaluated to improve the performance in the future, (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.

Comparative Expenses. At its June 2025 Meeting, the Board also evaluated expense comparison data for the Funds previously considered in September 2024. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on a comparative analysis provided by Broadridge of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of other multi-advised institutional funds (the “Expense Universe”). In reviewing comparative costs, each Fund’s actual total expenses (taking into account fee waivers) and the actual management fees incurred by the Fund were compared with the actual total expenses and actual management fees (as reported by each fund) of other funds within the Expense Universe, taking into account any applicable breakpoints and fee limitations. The Board also considered fees paid to DIFSC for non-management services. According to the Broadridge reports furnished for the September 2024 meeting, the actual total expenses were in the quintile having the second highest expenses for Optimum Fixed Income Fund, Optimum Large Cap Value Fund and Optimum Small Mid-Cap Value Fund versus their respective Expense Universe and in the highest expense quintile for Optimum International Fund, Optimum Large Cap Growth Fund and Optimum Small Mid-Cap Growth Fund versus their respective Expense Universes. The actual investment management fees were in the middle quintile for the Optimum Fixed Income Fund, Optimum International Fund and Optimum Large Cap Value Fund, in the second highest expense quintile for Optimum Small-Mid Cap Value Fund and Optimum Large Cap Growth Fund and in the highest expense quintile for the Optimum Small-Mid Cap Growth Fund versus their respective Broadridge Expense Universe. At the meeting held in September 2024, the Board noted the then recent fee restructuring and conversations with DMC in this regard and ultimately found that the expense structure of the Funds was acceptable. At the June 2025 Meeting, DMC advised the Board that the more recent comparative total expenses for the Funds that was provided by Broadridge for the updated period through April 30, 2025 remained generally consistent with the previous review in September 2024. DMC also reported that the Funds’ actual investment management fees had generally gone up for the period through April 30, 2025 but that DMC’s projected total expense waiver budget for the Funds was increasing by approximately 35% for the upcoming contractual expense limitation one-year period from July 2025 – 2026. Consequently, the Trustees concluded that expense structure of the Funds continued to be acceptable.

Based on the foregoing expense data and information provided by DMC and Nomura, the Board concluded that neither the Transaction, the New Investment Advisory Agreement nor New

Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreement would remain the same, (ii) the Board was assured by DMC that they had no current intention to change DMC’s existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.

Management Profitability. At its June 2025 Meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its September 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board found that the management fees charged under the Current Investment Advisory Agreement were reasonable in light of the services rendered and the level of profitability of DMC. At the June 2025 Meeting, Nomura and DMC advised the Boards that DMC did not expect the Transaction to affect materially the profitability of DMC compared to the level of profitability considered during the September 2024 review because Nomura advised the Board that the methodology followed in allocating costs for the purpose of determining profitability will remain substantially the same following the Closing, and because services and costs were expected to be substantially the same.

The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreement.

Based on information provided by DMC and Nomura, the Board concluded that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreement as is the case under the Current Investment Advisory Agreement. The Board also concluded that Nomura had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreement would be reasonable in light of the services to be provided and the expected profitability of DMC.

Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC. The Board further concluded that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from potential fall-out benefits derived or to be derived by DMC and its affiliates or the third-party Sub-Advisers in connection with their relationship to the Funds, such as the fees received for non-investment management services provided to the Funds by certain affiliates of DMC, soft dollar arrangements, and commissions paid to affiliated broker-dealers. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies.

The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.

Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received and reviewed information from Nomura concerning its financial condition to demonstrate its ability to support DMC’s advisory business after the Closing. Based on this review, the Board concluded that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.

Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered favorably Nomura’s statement that it had no current intention to change the executive, administrative, investment, or support staff of DMC in any significant way as a result of the Transaction. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.

The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Nomura, the Board concluded that Nomura’s acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

The Board noted that DMC and certain Sub-Advisers have placed brokerage transactions with broker/dealer affiliates of Nomura in the past and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States. Consequently, the Board determined to have DMC report to them regularly to monitor any brokerage transactions with Nomura affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 under the 1940 Act for offerings in which a Nomura affiliate is a member of the underwriting syndicate.

Conclusion. The Independent Trustees deliberated in executive session; the entire Board, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under the New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreement is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in September 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura had no present intention to cause DMC to alter any contractual expense limitations or reimbursements currently in effect for the Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.

In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.

Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Required Vote
Approval of the New Investment Advisory Agreement Proposal requires the vote of a “1940 Act majority” of the outstanding voting securities of each Fund. For these purposes and as used herein, a “1940 Act Majority” is the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Shareholders of each Fund will vote separately on the Proposal, and all shareholders of all classes of shares of a Fund will vote together as a single class on the Proposal. The approval of the proposed New Investment Advisory Agreement with respect to any one Fund is not contingent upon the approval by any other Fund. If the New Investment Advisory Agreement for a Fund is approved by shareholders, DMC will continue to manage the Fund effective upon the Closing. In the event shareholders of a Fund do not approve the New Investment Advisory Agreement by the Closing, DMC will serve as investment adviser of that Fund pursuant to an Interim Advisory Agreement but its compensation during this Interim Period will be held in escrow, while shareholder approval of the New Investment Advisory Agreement is pending. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL.

OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card[/voting instruction form] will vote thereon in accordance with their judgment.
The Trust is generally not required to hold annual meetings of shareholders, and it currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or the Trust’s charter documents. Any shareholder who wishes to submit proposals to be considered at a special meeting of a Fund’s shareholders should send such proposals to the Trust’s Secretary at 100 Independence, 610 Market Street, Philadelphia, PA 19106. Any shareholder proposal intended to be presented at any future meeting of a Fund’s shareholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such a proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, the inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.
Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.
INFORMATION ABOUT THE MEETING
Record Date and Ownership of Fund Shares
Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment, postponement or delay thereof. Shareholders of the Funds on the Record Date will be entitled to one vote for each share and a fractional vote for each fractional share that they own. The number of shares that you may vote is the total of the number shown on the proxy card[/voting instruction form] accompanying this Joint Proxy Statement. Appendix A sets forth the number of shares issued and outstanding for each class of each Fund as of the Record Date.
To the best of the Funds’ knowledge, as of [Record Date], no person owned beneficially more than 5% of the outstanding shares of any class of any Fund’s securities, except as set out in Appendix C. As of the Record Date, all of the Trustees and officers of the Funds, as a group, beneficially owned less than 1% of the outstanding shares of each class of each Fund.
Revocation of Proxies
Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Joint Proxy Statement) or by attending the Meeting via webstream and voting at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.
All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.
Quorum, Voting and Adjournment
For each Fund, the presence at the Meeting, via live webstream or by proxy, of one-third of the outstanding shares of such Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.
If a quorum is not present at the Meeting, or if there are insufficient votes to approve the Proposal by the time of the applicable Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present via live webstream or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.
Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker non-votes do not count as votes cast with respect to the Proposal and will have the effect of a vote against the New Investment Advisory Agreement Proposal.
Solicitation of Proxies
The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trust’s officers or employees or representatives of DMC or one of its affiliates or by a proxy soliciting firm retained by the Funds. DMC has retained EQ as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and electronic communications. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $4.5 million, to be borne by Macquarie and Nomura. The Funds will not bear any costs associated with the proxy solicitation. Costs will vary depending on the number of solicitations made. The Trust’s officers, and those employees and representatives of DMC or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.
OTHER INFORMATION
Share and Class Information
As of the Record Date, each Fund offered multiple classes of shares to the public pursuant to a Multiple Class Plan adopted by its respective Board (the “18f-3 Plan”). Each 18f-3 Plan sets forth that shares of each class of a Fund represents a residual pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class.
Service Providers
Adviser. DMC, a series of Macquarie Investment Management Business Trust and located at 100 Independence, 610 Market Street, Philadelphia, PA  19106, serves as the current investment adviser to the Funds. DMC is an indirect subsidiary of Macquarie.  Provided shareholder approval is received, DMC will serve as the investment adviser to the Funds upon the Closing of the Transaction, as described in the New Investment Advisory Agreement Proposal.
Distributor. Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA  19106, serves as the distributor of the Funds’ shares and will continue to serve upon Closing of the Transaction.
Custodian and Fund Accountant. The Bank of New York Mellon, located at 240 Greenwich Street, New York, New York 10286, serves as the custodian and fund accountant for the Funds.  The Bank of New York Mellon will continue to serve as custodian and fund accountant for the Funds upon the Closing of the Transaction.
Transfer Agent.  DIFSC, an affiliate of the DMC, is located at 100 Independence, 610 Market Street, Philadelphia, PA  19106, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent pursuant to a Shareholder Services Agreement. DIFSC is an indirect subsidiary of Macquarie.  DIFSC will continue to serve as the Funds’ transfer agent after the Closing of the Transaction.
BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) provides sub-transfer agency services to the Funds. BNYIS will continue to serve as the Funds’ transfer agent after the Closing of the Transaction.

Shareholder Reports
For Optimum Funds: To receive a free copy of the annual or semiannual reports, or other information such as the Funds' financial statements, or if you have any questions about investing in the Funds, please contact your participating securities dealer or other financial intermediary. If you hold Fund shares directly with the Funds' service agent, call toll-free 800 914-0278. The Funds' shareholder reports and financial statements are also available, free of charge, through the Funds' website (optimummutualfunds.com/lit).

Householding
To avoid sending duplicate copies of materials to households, the Trust may mail only one copy of this Joint Proxy Statement to shareholders having the same last name and address on the Trust’s records, unless the Trust has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Trust through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to the Trust’s underwriter at their address set forth above.
By Order of the Board,
[insert signature]
Chief Executive Officer of the Trust
[Proxy Date], 2025

APPENDIX A

FUNDS, CURRENT CONTRACTUAL MANAGEMENT FEE RATES &
OUTSTANDING SHARES AS OF THE RECORD DATE

[SHARES OUTSTANDING TO BE UPDATED IN DEFINITIVE PROXY STATEMENT]

FUNDS	Current Contractual Management Fee Rate (as a percentage of average daily net assets)	Shares Outstanding as of the Record Date
Optimum Large Cap Growth Fund
0.7500% of assets up to $500 million
0.7000% of assets from $500 million to $1 billion
0.6500% of assets from $1 billion to $1.5 billion
0.6250% of assets from $1.5 billion to $2 billion
0.6000% of assets from $2 billion to $2.5 billion
0.5750% of assets from $2.5 billion to $5 billion
0.5500% of assets over $5 billion

Optimum Large Cap Value Fund
0.7000% of assets up to $500 million
0.6500% of assets from $500 million to $1 billion
0.6000% of assets from $1 billion to $1.5 billion
0.5750% of assets from $1.5 billion to $2 billion
0.5500% of assets from $2 billion to $2.5 billion
0.5250% of assets from $2.5 billion to $5 billion
0.5000% of assets over $5 billion

Optimum Small-Mid Cap Growth Fund
1.0000% of assets up to $500 million
0.9000% of assets from $500 million to $750 million
0.8000% of assets from $750 million to $1 billion
0.7500% of assets from $1 billion to $1.5 billion
0.7000% of assets over $1.5 billion

Optimum Small-Mid Cap Value Fund
0.9000% of assets up to $500 million
0.8000% of assets from $500 million to $750 million
0.7500% of assets from $750 million to $1 billion
0.7000% of assets from $1 billion to $1.5 billion
0.6500% of assets over $1.5 billion

Optimum International Fund
0.7500% of assets up to $500 million
0.7150% of assets from $500 million to $1 billion
0.7000% of assets from $1 billion to $1.5 billion
0.6750% of assets from $1.5 billion to $2 billion
0.6500% of assets from $2 billion to $2.5 billion
0.6000% of assets over $2.5 billion

Optimum Fixed Income Fund
0.6000% of assets up to $500 million
0.5500% of assets from $500 million to $1 billion
0.5000% of assets from $1 billion to $1.5 billion
0.4500% of assets from $1.5 billion to $2 billion
0.4250% of assets from $2 billion to $2.5 billion
0.4000% of assets from $2.5 billion to $5 billion
0.3750% of assets over $5 billion

A-1

APPENDIX B

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT
AGREEMENT, dated as of the [31st] day of October, 2025, by and between Optimum Fund Trust, a Delaware statutory trust (the “Trust”), and Delaware Management Company, a series of Nomura Management Business Trust, a Delaware statutory trust (the “Investment Manager”).
WHEREAS, the Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a statutory trust under the laws of the State of Delaware; and
WHEREAS, the Trust is and will continue to be a series fund having one or more investment portfolios, each with its own investment objective, policies and restrictions; and
WHEREAS, the Investment Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engages in the business of providing investment advisory services; and
WHEREAS, the 1940 Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and
WHEREAS, the Board of Trustees (the “Board” or the “Trustees”) of the Trust desires to retain the Investment Manager as the investment manager of the Trust;
NOW, THEREFORE, the Trust and the Investment Manager hereby agree as follows:
1. APPOINTMENT OF THE INVESTMENT MANAGER

The Trust hereby appoints the Investment Manager as the investment manager for each of the series of the Trust specified in Appendix A to this Agreement, as such Appendix A may be amended by the Investment Manager and the Trust from time to time (the “Funds”), subject to the supervision of the Trustees of the Trust and in the manner and under the terms and conditions set forth in this Agreement.  The Investment Manager accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date.  The Investment Manager will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and the Investment Manager.

2. DUTIES OF THE INVESTMENT MANAGER

A. Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, the Trust acknowledges and agrees that it is contemplated that the Investment Manager will, at its own expense, select and contract with one or more investment advisers (“Sub-Advisers”) to manage the investment operations and composition of each and every Fund of the Trust and render investment advice for each Fund, including the purchase, retention, and disposition of the investments, securities and cash contained in each Fund, in accordance with each Fund’s investment objective, policies and restrictions as stated in the Trust’s Agreement and Declaration of Trust and By-Laws, such Fund’s Prospectus and Statement of Additional Information (“SAI”), and any other written guidelines, policies and procedures adopted by the Trust and applicable to such Fund, as from time to time in effect; provided, that any contract with a Sub-Adviser (a “Sub-Advisory Agreement”) shall be in compliance with and approved as required by the 1940 Act or in accordance with exemptive relief granted by the Securities and Exchange Commission (“SEC”) under the 1940 Act.

B. Subject always to the supervision and control of the Trustees of the Trust, the Investment Manager will have (i) overall supervisory responsibility for the general management and investment of each Fund’s assets; (ii) full discretion to select new or additional Sub-Advisers for each Fund; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers; (iv) full discretion to terminate and replace any Sub-Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Fund’s assets not managed by a Sub-Adviser.  In connection with the Investment Manager’s responsibilities herein, the Investment Manager will assess each Fund’s investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Fund’s assets among one or more current or additional Sub-Advisers from time to time, as the Investment Manager deems appropriate, to enable each Fund to achieve its investment goals.  In addition, the Investment Manager will monitor the compliance of each Sub-Adviser with the investment objectives, policies and restrictions of any Fund or Funds (or portions of any Fund) under the management of such Sub-Adviser, and the compliance of each Sub-Adviser with legal and regulatory requirements and any other written guidelines, policies and procedures adopted by the Trust and applicable to such Fund or Funds.  The Investment Manager will review and report to the Trustees of the Trust on such compliance of each Fund and on the performance of each Sub-Adviser.  The Investment Manager will furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Fund (or portions of any Fund) may hold or contemplate purchasing, as the Trust may reasonably request and is reasonably available.  On the Investment Manager’s own initiative, the Investment Manager will apprise, or cause the appropriate Sub-Adviser(s) to apprise, the Trust of important developments materially affecting each Fund (or any portion of a Fund that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose.  Further, the Investment Manager agrees to furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request.

C. The Investment Manager will also furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

(i) Office Space.  The Investment Manager will provide office space in the offices of the Investment Manager or in such other place as may be reasonably agreed upon by the parties hereto from time to time, and all necessary office facilities and equipment;

(ii) Personnel.  The Investment Manager will provide necessary executive and other personnel, including personnel for the performance of clerical and other office functions, exclusive of those functions: (a) related to and to be performed under the Trust’s contract or contracts for administration, custodial, accounting, bookkeeping, transfer, and dividend disbursing agency, distribution or similar services by any entity, including the Investment Manager or its affiliates, selected to perform such services under such contracts; and (b) related to the services to be provided by any Sub-Adviser pursuant to any Sub-Advisory Agreement; and

(iii) Preparation of Prospectus and Other Documents.  The Investment Manager will cooperate in providing other information and services, other than services of outside counsel or independent accountants or services to be provided by any Sub-Adviser under any Sub-Advisory Agreement, required in connection with the preparation of all registration statements, Prospectuses, Prospectus supplements, and SAIs, all annual, semiannual, and periodic reports to shareholders of the Trust, regulatory authorities, or others, all notices and  proxy solicitation materials furnished to shareholders of the Trust or regulatory authorities, and all tax returns.

D. Limitations on Liability.  The Investment Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to the Investment Manager’s undertaking to do so, that, in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement, the Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any shareholder of  the Trust in connection with the matters to which this Agreement relates.  Any person, even though an officer, director, employee or agent of the Investment Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of the Investment Manager, even though paid by it.

E. Section 11 of the Securities Exchange Act of 1934, as amended.  The Trust hereby agrees that any entity or person associated with the Investment Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Fund to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

F. Section 28(e) of the 1934 Act.  Subject to the appropriate policies and procedures approved by the Board of Trustees, the Investment Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause a Fund to pay a broker or dealer that provides brokerage or research services to the Investment Manager, a Sub-Adviser, the Trust or the Fund an amount of commission for effecting a Fund transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Investment Manager’s overall responsibilities to accounts as to which the Investment Manager exercises investment discretion.  To the extent authorized by said Section 28(e) and this Agreement, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services, including the Trust and the Funds, shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the SEC and the Financial Industry Regulatory Authority (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

G. Directed Brokerage.  Subject to the requirement to seek best execution, and to the direction by the Board of Trustees, the Trust reserves the right to direct the Investment Manager to cause Sub-Advisers to effect transactions in Fund securities through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to this Agreement.  At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust expenses.

3. ALLOCATION OF EXPENSES

A. Expenses Paid by the Investment Manager:

(i) Salaries, Expenses and Fees of Certain Persons.  The Investment Manager (or its affiliates) shall pay all salaries, expenses, and fees of the officers and Trustees of the Trust who are officers, directors/trustees, partners, or employees of the Investment Manager or its affiliates; and

(ii) Assumption of Trust Expenses.  The payment or assumption by the Investment Manager of any expense of the Trust that the Investment Manager is not required by this Agreement to pay or assume shall not obligate the Investment Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.

B. Expenses Paid by the Trust: The Trust will pay or arrange for the payment of all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Investment Manager, as provided in this Agreement, or by a Sub-Adviser, as provided in a Sub-Advisory Agreement.  Without limiting the generality of the foregoing, the Trust shall pay or arrange for the payment of the following:

(i) Preparing, Printing and Mailing of Certain Documents.  The costs of preparing, setting in type, printing and mailing of Prospectuses, Prospectus supplements, SAIs, annual, semiannual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns;

(ii) Officers and Trustees.  Compensation of the officers and Trustees of the Trust who are not officers, trustees, partners or employees of the Investment Manager or its affiliates, any sub-adviser or any investment consultant to the Investment Manager;

(iii) Registration Fees and Expenses.  All legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees and expenses incurred in connection with federal, state and local laws and requirements of regulatory authorities;

(iv) Custodian and Accounting Services.  All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any, and other administrative services;

(v) Independent Legal and Accounting Fees and Expenses.  The charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees (as defined herein);

(vi) Transfer Agent.  The charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust;

(vii) Brokerage Commissions.  All brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party;

(viii) Taxes.  All taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes;

(ix) Trade Association Fees.  Any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations;

(x) Bonding and Insurance.  All insurance premiums for fidelity and other coverage;

(xi) Shareholder and Board Meetings.  All expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses;

(xii) Pricing.  All expenses of pricing of the net asset value per share of each Fund, including the cost of any equipment or services to obtain price quotations; and

(xiii) Nonrecurring and Extraordinary Expenses.  Such extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

4. COMPENSATION OF THE INVESTMENT MANAGER

For its services performed hereunder, the Trust will pay the Investment Manager with respect to each Fund the compensation specified in Appendix A to this Agreement.  Such compensation shall be paid to the Investment Manager by the Trust monthly; however, the Trust will calculate this charge on the daily average value of the assets of each Fund and accrue it on a daily basis.

If this Agreement is terminated prior to the end of any calendar month with respect to a particular Fund, the fee for such Fund shall be pro-rated for the portion of any month in which this Agreement is in effect with respect to such Fund according to the proportion which the number of calendar days during which this Agreement is in effect bears to the number of calendar days in the month and shall be payable within 10 calendar days after the date of termination.

5. NON-EXCLUSIVITY

The services of the Investment Manager to the Trust are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment management, advisory or other services to others (including other investment companies) and to engage in other activities so long as the Investment Manager’s ability to render services provided hereunder are not impaired.  It is understood and agreed that the officers, trustees and employees of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as officers, directors/trustees, partners or employees of any other firm or corporation, including other investment companies.

6. SUPPLEMENTAL ARRANGEMENTS

The Investment Manager may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Investment Manager for the provision of certain personnel, facilities and services to the Investment Manager to enable the Investment Manager to fulfill its duties and obligations under this Agreement.

7. REGULATION

The Investment Manager shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

8. DURATION OF AGREEMENT

This Agreement shall become effective as of the date first above written, and shall become effective with respect to a particular Fund as of the effective date set forth in Exhibit A for that Fund; provided, however, that this Agreement shall not take effect unless it has first been approved: (i) by a vote of a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of a majority of the outstanding voting securities of that Fund.  This Agreement shall continue in effect for an initial period of two (2) years from the date of its execution for each Fund and thereafter it shall continue in effect only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees, or (ii) by the vote of a majority of the outstanding voting securities of that Fund, provided that in each such event such continuance shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any affected Fund if a “majority of the outstanding voting securities” (as defined in Section 2(a)(42) of the 1940 Act) of that Fund votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the Agreement or (b) all of the other Funds of the Trust.

If the shareholders of any Fund fail to approve the Agreement or any continuance of the Agreement, the Investment Manager will continue to act as investment manager with respect to such Fund for a maximum period of sixty (60) days pending the required approval of the Agreement or its continuance or of a new contract with the Investment Manager or a different investment manager or other definitive action; provided, that the compensation received by the Investment Manager in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under the Agreement in respect of such Fund, whichever is less.

9. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time as to any Fund, without the payment of any penalty, (i) by the Trustees of the Trust, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of such Fund, on sixty (60) days’ written notice to the Investment Manager, or (ii) by the Investment Manager on sixty (60) days’ written notice to the Trust.  This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment.

10. PROVISION OF CERTAIN INFORMATION BY THE INVESTMENT MANAGER

The Investment Manager will promptly notify the Trust of the occurrence of any of the following events:

A. The Investment Manager fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Investment Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B. Any change of control of the Investment Manager, including any change of its general partners (if any), controlling persons or 25% or more shareholders, as applicable, and any changes in the senior management of the Investment Manager, including the chief executive officer, in each case prior to such change if the Investment Manager is aware of such change but in any event not later than promptly after such change.

11. AMENDMENTS TO AGREEMENT

Except to the extent otherwise permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive or interpretative relief granted or issued by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The required shareholder approval shall be effective with respect to any affected Fund if a majority of the outstanding voting securities of that Fund votes to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all of the other Funds of the Trust.  The parties may make non-material amendments to this Agreement if any such amendment is approved by the Board of the Trust.  All amendments whether material or non-material shall be in writing and signed by the parties.

12. ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

13. HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

14. NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or the Investment Manager in person or by registered or electronic mail or a private mail or delivery service providing the sender with notice of receipt.  Notice shall be deemed given on the date delivered in accordance with this section.

15. FORCE MAJEURE

The Investment Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, terrorist activities, failure of communication or power supply, or closure of the New York Stock Exchange.  In the event of equipment breakdowns beyond its control, the Investment Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

16. SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17. INTERPRETATION

Nothing herein contained shall be deemed to require the Trust or the Investment Manager to take any action contrary to its Agreement and Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirements to which either of them is subject or by which either of them is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the affairs of the Trust.

18. LIMITATION OF LIABILITY

The Investment Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust or other organizational document and agrees that the obligations assumed by the Trust on behalf of a Fund pursuant to this Agreement shall be limited in all cases to such Fund and its assets, and the Investment Manager shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Fund of the Trust.  In addition, the Investment Manager shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee.  The Investment Manager understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Funds.

19. GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware (without giving effect to its conflict of laws principles), or any of the applicable provisions of the 1940 Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the 1940 Act, the latter shall control.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the 1940 Act unless otherwise stated herein.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.
OPTIMUM FUND TRUST	DELAWARE MANAGEMENT COMPANY, a series of Nomura Management Business Trust

By	By:
Name:	Name:
Title:	Title:

APPENDIX A
TO THE
INVESTMENT MANAGEMENT AGREEMENT

FUNDS	Annual Management Fee Rate (as a percentage of average daily net assets)
Optimum Large Cap Growth Fund
0.7500% of assets up to $500 million
0.7000% of assets from $500 million to $1 billion
0.6500% of assets from $1 billion to $1.5 billion
0.6250% of assets from $1.5 billion to $2 billion
0.6000% of assets from $2 billion to $2.5 billion
0.5750% of assets from $2.5 billion to $5 billion
0.5500% of assets over $5 billion

Optimum Large Cap Value Fund
0.7000% of assets up to $500 million
0.6500% of assets from $500 million to $1 billion
0.6000% of assets from $1 billion to $1.5 billion
0.5750% of assets from $1.5 billion to $2 billion
0.5500% of assets from $2 billion to $2.5 billion
0.5250% of assets from $2.5 billion to $5 billion
0.5000% of assets over $5 billion

Optimum Small-Mid Cap Growth Fund
1.0000% of assets up to $500 million
0.9000% of assets from $500 million to $750 million
0.8000% of assets from $750 million to $1 billion
0.7500% of assets from $1 billion to $1.5 billion
0.7000% of assets over $1.5 billion

Optimum Small-Mid Cap Value Fund
0.9000% of assets up to $500 million
0.8000% of assets from $500 million to $750 million
0.7500% of assets from $750 million to $1 billion
0.7000% of assets from $1 billion to $1.5 billion
0.6500% of assets over $1.5 billion

Optimum International Fund
0.7500% of assets up to $500 million
0.7150% of assets from $500 million to $1 billion
0.7000% of assets from $1 billion to $1.5 billion
0.6750% of assets from $1.5 billion to $2 billion
0.6500% of assets from $2 billion to $2.5 billion
0.6000% of assets over $2.5 billion

Optimum Fixed Income Fund
0.6000% of assets up to $500 million
0.5500% of assets from $500 million to $1 billion
0.5000% of assets from $1 billion to $1.5 billion
0.4500% of assets from $1.5 billion to $2 billion
0.4250% of assets from $2 billion to $2.5 billion
0.4000% of assets from $2.5 billion to $5 billion
0.3750% of assets over $5 billion

APPENDIX C

5% SHAREHOLDERS

[TO BE UPDATED IN DEFINITIVE PROXY STAEMENT]

Fund Name/Class	5% Shareholder	Percentage of Class of Fund

C-1

OPTIMUM FUND TRUST

MERGE FUND NAME

The undersigned, revoking all Proxies heretofore given, hereby appoints A.G. Ciavarelli, Emilia P. Wang, Aaron C. Buser, and Catherine A. DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Special Meeting of Shareholders of the above-mentioned Fund to be held via live webstream, on September 10, 2025 at 1:00 PM, ET and at any and all postponements or adjournments thereof (the "Meeting"), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 714-3312. Representatives are available to assist you Monday through Friday 9AM to 10PM ET.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MERGE FUND NAME

This proxy is solicited on behalf of the Board of Trustees.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED "FOR" THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED UPON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

The Board of Trustees unanimously recommends you vote FOR the following proposal:

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve a new investment advisory agreement for the Fund.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]